UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 26, 2009

Sara Lee Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2009, the Board of Directors of Sara Lee Corporation adopted amendments to Sara Lee's Bylaws to clarify the language of certain provisions, add more specificity regarding procedures, standards or limitations that are required or that are the default standard under Maryland law, update the Bylaws for changes in applicable law and make substantive changes to several provisions. A summary of the amendments to the Bylaws adopted on March 26th are set forth below.

ARTICLE I – MEETINGS OF STOCKHOLDERS

Section 1. Annual Meeting. The amended Bylaws simplify the process of setting the annual meeting date by stating that the annual meeting shall be held on the last Thursday in October in each year or on any other business day set by the Board of Directors.

Section 2. Stockholder Requested Special Meetings. The amended Bylaws clarify the process for stockholders to request a meeting, simplify some of the language and delete duplicate provisions. The Bylaws also were amended to better align the disclosures required by stockholders requesting a special meeting with the disclosures required under the advance notice provisions of the Bylaws by deleting the specific information requirements in Section 2(b) and instead referring to the information required under Section 10.

Section 7. Organization of Meeting. The amended Bylaws simplify the process of selecting the chair of any meeting of stockholders by stating that the Chairman of the Board shall be the chairman of the meeting or, if the Chairman of the Board is absent or the position is vacant, a person designated by the Board of Directors shall be the chairman of the meeting. Similarly, the amended Bylaws provide that the Secretary of Sara Lee, or another person appointed by the chairman of the meeting, shall serve as Secretary of the meeting.

Section 10. Nominations and Proposals by Stockholders. The amended Bylaws clarify the process for stockholders to nominate an individual for election to the Board of Directors or to propose other business to be considered at an annual meeting of stockholders. For example, in establishing the deadline for providing notice of such actions, the amended Bylaws revise each reference to "the first anniversary of the date of mailing of the notice for the preceding year's annual meeting" to "the first anniversary of the date of the proxy statement for the preceding year's annual meeting."

In Section 10(a)(4), the amended Bylaws also require that any nominee for election to the Board of Directors who is proposed by a stockholder pursuant to Section 10 complete a questionnaire, to be provided by Sara Lee upon request, which solicits information relating to the proposed nominee that would be required to be disclosed in connection with the solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

In Section 10(a)(5), the amended Bylaws provide that a stockholder may submit a nomination for any new position created by an increase in the number of directors to be elected to the Board of Directors no later than 10 days following the day on which Sara Lee publicly announces an increase in the size of the Board if such announcement is not made at least 130 days before the first anniversary of the date of the proxy statement for the preceding year's annual meeting. The prior Bylaws provided that a stockholder may submit a nomination within the same 10-day period if Sara Lee did not publicly announce an increase in the size of the Board at least 100 days before the first anniversary of the date of mailing of the notice for preceding year's annual meeting.

In the event Sara Lee calls a special meeting of stockholders for the purpose of electing one or more directors, the amended Bylaws change the time period contained in Section 10(b) during which a stockholder may submit a nomination for director from 120 days to 150 days before the special meeting (which is the time period in the prior Bylaws) to the time period 90 days to 120 days before such special meeting.

ARTICLE II – BOARD OF DIRECTORS

Section 1. Function and Number of Directors. The amended Bylaws provide that the resignation of any director will be effective immediately upon receipt or at a later date specified in the resignation, and that acceptance of the resignation is not necessary to make it effective unless otherwise stated on the resignation.

Ratification. Section 14 of the prior Bylaws entitled "Ratification," which expressly permitted the Board and/or the stockholders to ratify an action taken, has been deleted from the amended Bylaws.

ARTICLE III – COMMITTEES OF THE BOARD OF DIRECTORS

The amended Bylaws give the Board of Directors more flexibility with respect to designating and dissolving Committees of the Board from time to time as circumstances change. The sections of the prior Bylaws entitled "Executive Committee" and "Other Committees" have been deleted.

ARTICLE IV – OFFICERS

The amended Bylaws reduce the number of required officer positions and condense the descriptions of officer positions. The amended Bylaws also state that, in addition to the officer positions listed, the officers of Sara Lee "may include such other officers as may be deemed necessary or appropriate from time to time, each of whom shall have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors."

ARTICLE V – INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

The amended Bylaws (i) limit indemnification to directors and officers of Sara Lee and eliminate the indemnification previously provided for directors and officers of Sara Lee’s subsidiaries, (ii) provide more specificity regarding procedures, standards or limitations that are required or that are the default standard under Maryland law, such as specificity regarding the process of requesting advancement of expenses, (iii) delete the section of the prior Bylaws entitled "Change in Control," which specified a process for deciding requests for indemnification in the event of a change of control, (iv) provide that the Board has an express right to not advance expenses, or to cease advancing expenses, to a director or officer if one of the indicated decision-making parties determines that such director or officer has not met the applicable standard of conduct necessary for indemnification under Maryland law, and (v) provide that the rights to indemnification and advancement of expenses in the Bylaws shall be deemed to be a contract between Sara Lee and each Sara Lee director or officer and that such contract right shall vest at the time an individual becomes a director or officer of Sara Lee.

The amended Bylaws also provide that Sara Lee (i) to the extent authorized by the Board of Directors, may provide indemnification and advancement of expenses to any employee or agent of Sara Lee, and (ii) is entitled to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, trustee or agent of Sara Lee, or is or was serving at the request of Sara Lee as a director, officer, partner, employee, member, trustee, or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, against any liability asserted against and incurred by any such person in any such capacity, or arising out of his or her status as such, whether or not Sara Lee would have the power to indemnify such person against such liability under the provisions of Article V.

ARTICLE VII – CORPORATE DOCUMENTS

Section 2. Execution of Other Documents. The amended Bylaws simplify this provision by deleting the references to specific officer positions and instead providing that "any contract, conveyance, lease, power of attorney and other agreement or document of the Corporation shall be signed by any authorized officer or any employee or agent authorized by any policy of the Corporation in effect at the time the document is executed."

The above description of the amendments to the Bylaws is not complete and is qualified in its entirety by reference to the Bylaws, as amended, which are filed as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

A copy of the Bylaws, as amended on March 26, 2009, is attached as Exhibit 3.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sara Lee Corporation

April 1, 2009	By:	Helen N. Kaminski

Name: Helen N. Kaminski
Title: Assistant General Counsel, Corporate & Securities, and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Bylaws of Sara Lee Corporation, as amended on March 26, 2009